Advantus Series Fund, Inc.

Supplement dated November 14, 2011 to the Statement of Additional Information dated April 29, 2011.

I.	The following paragraph is added as the third paragraph under the heading “General Information and History” on page 1 of the Statement of Additional Information:

At a Board of Directors meeting held July 28, 2011, an Agreement and Plan of Reorganization (the “Reorganization Agreement”) was approved (subject to Fund shareholder approval) under which each Portfolio of the Fund will be reorganized as a separate portfolio of Securian Funds Trust, a newly formed Delaware statutory trust. The successor portfolios will have the same investment adviser, investment objectives, principal strategies and risks as the corresponding predecessor Portfolios, and portfolio expenses are not expected to increase as a result of the reorganization. The Reorganization Agreement was approved by a majority of shareholders of each Portfolio of the Fund at a special meeting of shareholders held October 21, 2011. The proposed reorganization will likely take effect in 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

II.	The section captioned “Directors and Executive Officers” on page 55 of the Statement of Additional Information is replaced in its entirety by the following:

Director Duties and Responsibilities. The duties and responsibilities of the Fund’s directors flow principally from Minnesota law (as the Fund is organized as a Minnesota corporation) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Fund is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Fund’s directors have myriad duties and responsibilities, including without limitation: the election of Fund officers; the appointment and oversight of key Fund service providers, including the Fund’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Fund’s investment advisory and underwriting agreements, as well as other agreements with Fund affiliates and the Fund’s Rule 12b-1 plan of distribution; and oversight over the management of the Fund (including risk oversight), as conducted primarily by the Fund’s investment adviser, Advantus Capital Management, Inc. (“Advantus Capital”).

Embedded within the foregoing is the Board of Director’s ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Fund is exposed. There are four regularly scheduled Board of Directors, and two regularly scheduled Audit Committee, meetings held each year. Over the course of each year, the Board of Directors and Audit Committee endeavor to receive reports on the key risks affecting the Fund and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Fund’s Board of Directors has been constituted with persons of diverse backgrounds but with a collective ability to understand the Fund’s risk environment and to oversee the risk management function.

At each regularly scheduled meeting of the Board of Directors, the investment performance of each Fund Portfolio is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board of Directors at least annually to discuss in detail the manner in which the Portfolio is managed, the makeup of the Portfolio, the environment in which the Portfolio operates and the risks to which the Portfolio is subject. In addition, the Board of Directors meets in person with a representative of Franklin Advisers, Inc., the sub-adviser to one of the Fund’s Portfolios.

A foundational responsibility of the Fund’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Fund is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The Fund’s CCO reports directly to the Fund’s Board of

Directors, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board of Directors approved the Fund’s and Advantus Capital’s compliance programs (as well as the compliance programs of Franklin Advisers, Inc., the sub-adviser for International Bond Portfolio, and of the Fund’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Fund’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.

At each semi-annual meeting of the Fund’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Advantus Capital, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Advantus Capital and its affiliates (including many key roles and functions impacting the Fund). The Fund’s Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted since the most recent prior Audit Committee Meeting, and such individual meets in executive session with the Audit Committee at each regularly scheduled meeting.

Board and Committee Structure. Currently, the Fund’s Board of Directors is comprised of four persons. One of such directors is an “interested person” (within the meaning of the Investment Company Act) of the Fund. The other three directors are considered independent (an “Independent Director”) because he or she is not an interested person of the Fund, has never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company (“Minnesota Life”), and does not have a financial interest in Advantus Capital, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.

There are two committees of the Board of Directors—an Audit Committee and a Governance Committee. Each such committee is comprised of the three Independent Directors. Each committee meeting is chaired by a director, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for director nominations and director and board self-assessments) has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met two times, and the Governance Committee met one time, during the fiscal year ended December 31, 2010.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Fund and each of its Portfolios and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (e) to act as a liaison between the Fund’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Advantus Capital, Minnesota Life and its affiliates as such functions relate to the Fund (as described above).

The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board of Directors, selects and recommends to the Board of Directors individuals for nomination as Independent Directors, annually reviews the independence of the Independent Directors, reviews the composition of the Board of Directors, the Board’s committee structure and each Committee’s Charter, develops proposals regarding director education, reviews director compensation and expenses, and at least annually conducts a self assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Fund’s governance structures and practices. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Fund does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.

Neither Minnesota law nor the Investment Company Act requires that the Fund’s Board of Directors appoint a “chair” or a “lead independent director”. In reviewing and analyzing current trends in the industry, including various articulations of “best practices” regarding mutual fund boards, the Fund’s Board of Directors determined that the appointment of a “chair” or a “lead independent director” would not meaningfully advance or improve the Fund’s governance structure or the ability or means of the Board of Directors in the performance of its duties and responsibilities. In making this determination, and in deciding not to appoint a chair or a lead director, the Board of Directors considered the current small size of the Fund, the relatively small number of Portfolios within the Board of Director’s purview, the ability of each director individually, and the board as a whole, to determine and influence the nature and substance of the board’s (and committees’) agendas, materials and roles, the relative lack of complexity in the organization of the Fund and the representation of independent directors at all times by independent legal counsel.

Director Selection and Qualifications. The Fund’s Board of Directors has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Directors of Advantus Series Fund, Inc. (the “Director Guidelines”). The Guidelines provide that the Fund’s Board shall be comprised in such a manner that (i) there are at least three Independent Directors and (ii) the ratio of Independent Directors to total directors complies with the requirements of the Investment Company Act and industry best practices, as determined and applied to the Fund from time to time by the Governance Committee of the Board.

The selection and nomination of new Independent Directors (when vacancies occur) is solely within the discretion of the then existing Independent Directors. The Guidelines further provide that Independent Directors should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Minnesota law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.

The Guidelines further provide that each Independent Director nominee should be literate in business and financial matters as they may relate to investment companies. Additionally, if practicable, the Board should endeavor to have among its Independent Directors at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.

Current Fund Directors and Executive Officers. Set forth in the following table are the names and certain biographical information on each current Fund director and certain Fund officers. Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Fund. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address¹ and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors

Julie K. Getchell 1955	Director since October 21, 2011	Design Manager, Cargill, Inc. since July 2011; Global Services Manager, Cargill Animal Nutrition from March 2010 to July 2011; Senior Financial Consultant, Cargill, Inc. from April 2009 to March 2010; Chief Financial Officer, La Crosse Global Fund Services from 2006 to April 2009; Senior Managing Director, Black River Global Fund Services, Cargill, Inc. from May 2005 to 2006

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis Star Tribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Director

Gregory S. Strong 1944	Director since October 21, 2011	Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Name, Address¹ and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers[2]

David M. Kuplic 1957	President since July 28, 2011	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010

Name, Address¹ and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce P. Shay 1961	Vice President since July 28, 2011	Executive Vice President, Minnesota Life Insurance Company since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President, Securian Financial Group, Inc. since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)	Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)	Although not a ‘corporate’ officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund’s Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets).

Each of the current members of the Fund’s Board of Directors was nominated by the Fund’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the board’s diversity and strength.

Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Her experiences also allow her to serve as the Fund’s designated Audit Committee Financial Expert.

Ms. Henderson’s professional and academic experience with fixed income securities provides perspective to the Board’s role in overseeing the Fund’s investment portfolios, many of which focus on fixed income securities.

Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, provides valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

Mr. Strong’s professional experience in the insurance and mutual fund industries, including with the Fund as its former President, enables him to present valuable insight and experience regarding internal and external issues facing funds and their managers.

Share Ownership. The Directors beneficially owned shares in the Fund in the following dollar ranges as of December 31, 2010:

Name of Director	Dollar Range of Equity Securities in the Fund*
Julie K. Getchell	None
Linda L. Henderson	None
William C. Melton	$100,001 - $500,000
Gregory S. Strong	$500,001 - $1,000,000

*	The Fund’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Directors who own Contracts issued by those companies are the beneficial owners of the shares of the Fund attributable to such Contracts.

Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is currently affiliated with Advantus Capital. The Fund does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Fund but is affiliated with Advantus Capital. Directors who are not currently affiliated with Advantus Capital receive compensation in connection with the Fund equal to $12,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend directors’ meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting. During the fiscal year ended December 31, 2010, each Director was compensated by the Fund in accordance with the following table:

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
Julie K. Getchell*	$0	n/a	n/a
Linda L. Henderson	$28,000	n/a	n/a
William C. Melton	$28,000	n/a	n/a
Gregory S. Strong*	$0	n/a	n/a

*	First elected to the Board of Directors on October 21, 2011.

III.	The section captioned “Control and Management of Advantus Capital and Securian Financial” on page 62 of the Statement of Additional Information is replaced in its entirety by the following:

Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company (“Minnesota Life”). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

David M. Kuplic, President of the Fund, is Executive Vice President and Director of Advantus Capital. Gary M. Kleist, Vice President and Treasurer of the Fund, is Financial Vice President and Chief of Operations of Advantus Capital. Vicki L. Bailey, Chief Compliance Officer of the Fund, is Vice President, Investment Law, Chief Compliance Officer and Secretary of Advantus Capital. Robert L. Senkler, President of Advantus Capital, is Chairman, President and Chief Executive Officer of Minnesota Life and Securian Financial Group, Inc.